UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1 – Reports to Stockholders – The Report to Shareholders is attached herewith.

Aberdeen Australia Equity Fund, Inc. (IAF)

Annual Report
October 31, 2016

Sydney Opera House in the Sydney Harbor

Aberdeen
Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of Aberdeen Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2016 consisted of 23% net investment income, 13% net realized gains and 63% tax return of capital.

In January 2017, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2016 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2016. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 10.9% for the fiscal year ended October 31, 2016 and 7.2% per annum since inception, assuming the reinvestment of dividends and distributions, compared to the October 31, 2016 annual return of 13.2%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”),1 the Fund’s benchmark. The Fund’s total return for the fiscal year ended October 31, 2016 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price & NAV

For the fiscal year ended October 31, 2016, based on market price, the Fund’s total return was 12.9%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 0.2% over the one-year period from $5.57 on October 31, 2015 to $5.56 on October 31, 2016. The Fund’s share price on October 31, 2016 represented a discount of 8.7% to the NAV per share of $6.09 on that date, compared with a discount of 10.3% to the NAV per share of $6.21 on October 31, 2015.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2016, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2016. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On December 9, 2016, the Fund announced that it will pay on January 11, 2017, a distribution of U.S.$0.16 per share to all shareholders of record as of December 30, 2016.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2016, the Fund repurchased 131,694 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer

[1]

The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-assets.us/aam.nsf/usclosed/email.

For your convenience, included within this report is a reply card with a postage paid envelope. Please take a minute to complete this card if you would like to be added to our enhanced email services from Aberdeen.

Contact Us:

•	Visit: www.cef.aberdeen-asset.us
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email: InvestorRelations@aberdeen-asset.com
•	Call: 1-800-522-5465 (toll-free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities rose amid bouts of volatility over the 12-month period ended October 31, 2016. Global stock markets declined early in the period when commodity prices plummeted and the U.S. Federal Reserve (Fed) raised its benchmark interest rate for the first time in a decade, and again in June when the UK voted to leave the European Union (Brexit). However, market sentiment recovered quickly in both instances. Meanwhile, investors reacted positively as central banks in Japan and parts of Europe unexpectedly imposed negative interest rates in an effort to combat low inflation and boost spending, while persistent deflationary pressures forced the Fed to maintain an accommodative monetary policy stance. The end of the period saw investors’ anxiety rise again, ahead of a nail-biting finish to the U.S. presidential election in early November. Republican Donald Trump subsequently won the election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton.

Oil prices fluctuated throughout the 12-month reporting period, in tandem with ongoing speculation over a production cap by the Organization of the Petroleum Exporting Countries (OPEC) members. In Australia, investors heaved a sigh of relief after the incumbent Liberal-National party won the federal election by a slim margin. However, we think this result could mean that that the new government will struggle to pass budget changes, which could potentially affect business and consumer confidence. Consequently, S&P Global Ratings1 downgraded Australia’s credit outlook to negative in July. Separately, the Australian market was bolstered when the Reserve Bank of Australia cut interest rates by 0.25% in a bid to boost the economy with accommodative monetary policy.

Fund performance review

The largest detractor from Fund performance for the reporting period was diversified mining services provider Incitec Pivot, as its profits were hampered by lackluster fertilizer and gas prices, despite record production at its facilities. The Fund’s holding in QBE Insurance weighed on performance as it posted weak results due to a deterioration in its core Australian operations. The Brexit2 vote also had a negative impact on the company’s business due to its substantial exposure to the UK. The Fund’s position in private hospital operator Healthscope also detracted from performance. The company’s shares fell after it reported significantly weaker-than-expected business volumes driven by negative investor sentiment across the industry, which we believe is transitory.

Conversely, the Fund’s holding in Australian Securities Exchange, the primary Australian national stock exchange and equity derivatives market, was a significant contributor to performance for the reporting period. The company’s shares rose after it reported solid trading volumes for its 2016 fiscal year. The holding in hearing implant specialist Cochlear also boosted Fund performance, as the company’s results for its 2016 fiscal year exceeded expectations. This was attributable to its growing market share, robust product offering, as well as sales force changes that should continue into 2016. Finally, the Fund’s position in Rio Tinto enhanced performance, as the miner benefited from a rally in iron-ore prices, which bolstered shipment volumes.

Over the reporting period, we exited the position in QBE Insurance given our concerns about management’s visibility and ability to influence the operating performance of the business. As we noted previously, QBE recently delivered weak results due to deterioration in its core Australian operations, following an increase in frequency and severity of large individual claims. We initiated holdings in diversified financial services company Perpetual Ltd., as we believe that it has an attractive valuation. In our opinion, Perpetual has a proven management team, solid performance across its strategies, and a robust balance sheet.

Outlook

We anticipate that global markets will remain cautious in light of the unexpected U.S. election result, which initially rattled financial markets in a reactionary sell-off. Until there is greater clarity on President-elect Trump’s policies, we think that it is difficult to predict the impact on the U.S. dollar and the Fed’s monetary policy, and more turmoil is expected in coming months. We think that oil prices likely will remain in the doldrums, with OPEC members showing few signs of achieving consensus on reducing output.

[1]

S&P Global Ratings’ (S&P) credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[2]	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

We believe that the Australian economy still faces headwinds, but we are optimistic, as it remains supported by an accommodative monetary policy and a steady unemployment rate. While we have yet to see an upswing in any large-scale infrastructure or capital expenditures that have been discussed for some time, they should help support domestic growth when implemented, in our view. At the corporate level, certain industries, including banks and supermarkets, flagged a tough outlook in their recent results. Conversely, we are becoming more bullish on miners, which we feel have seen the worst in this commodity cycle, although the sector remains heavily dependent on Chinese policy.

Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	10.9%	-2.8%	0.8%	3.4%
Market Value	12.9%	-9.6%	-1.3%	1.9%
Benchmark	13.2%	-3.4%	2.2%	4.2%

Aberdeen Asset Management Inc. (“AAMI”), the Fund’s administrator, has entered into an agreement with the Fund to limit investor relations services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2016 was 1.65%. The net operating expense ratio, net of fee waivers based on the fiscal year ended October 31, 2016 was 1.64%.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of October 31, 2016, the GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

As of October 31, 2016, the Fund held 97.9% of its net assets in equities, 1.4% in a short-term investment and 0.7% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	As a Percentage of Net Assets
Financials*	35.6%
Materials	19.8%
Health Care	15.2%
Utilities	7.7%
Energy	6.7%
Telecommunication Services	5.0%
Consumer Staples	3.4%
Consumer Discretionary	3.1%
Industrials	1.4%
Other assets in excess of liabilities	2.1%
100.0%

*	As of October 31, 2016, the Fund’s holdings in the Financials sector consisted of five industries: Banks (15.7%), Real Estate Investment Trust (8.2%), Capital Markets (7.2%), Diversified Financial Services (3.0%) and Insurance (1.5%).

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2016:

Name of Security	As a Percentage of Net Assets
Westpac Banking Corp. Ltd.	6.1%
CSL Ltd.	6.0%
Commonwealth Bank of Australia	5.8%
Rio Tinto PLC – London Listing	5.8%
ASX Ltd.	5.7%
Telstra Corp. Ltd.	5.0%
AGL Energy Ltd.	4.9%
BHP Billiton PLC – London Listing	4.7%
Westfield Corp.	4.5%
Woodside Petroleum Ltd.	4.1%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2016

Shares	Description	Industry	Value (US$)

LONG-TERM INVESTMENTS—97.9%(a)
COMMON STOCKS—97.9%
AUSTRALIA—84.5%
657,800	Adelaide Brighton Ltd.	Construction Materials—1.9%	$2,672,569
465,400	AGL Energy Ltd.	Multi-Utilities—4.9%	6,779,724
463,000	Amcor Ltd.	Containers & Packaging—3.7%	5,167,847
1,211,727	AMP Ltd.	Diversified Financial Services—3.0%	4,201,923
220,000	ASX Ltd.	Capital Markets—5.7%	7,869,645
3,428,800	AusNet Services	Electric Utilities—2.8%	3,905,603
249,900	Australia & New Zealand Banking Group Ltd.	Banks—3.8%	5,276,740
226,600	Brambles Ltd.	Commercial Services & Supplies—1.4%	1,983,951
155,800	Caltex Australia Ltd.	Oil, Gas & Consumable Fuels—2.6%	3,626,593
373,800	Coca-Cola Amatil Ltd.	Beverages—2.0%	2,708,100
48,150	Cochlear Ltd.	Health Care—3.4%	4,678,317
143,100	Commonwealth Bank of Australia	Banks—5.8%	7,966,503
107,750	CSL Ltd.	Biotechnology—6.0%	8,221,924
2,394,700	Healthscope Ltd.	Health Care Providers & Services—2.9%	4,017,065
1,493,200	Incitec Pivot Ltd.	Chemicals—2.4%	3,339,645
1,070,200	Medibank Pvt Ltd.	Insurance—1.5%	2,096,649
59,400	Perpetual Ltd.	Capital Markets—1.5%	2,039,661
1,596,700	Scentre Group	Real Estate Investment Trusts (REIT)—3.7%	5,110,294
936,300	South32 Ltd.—London Listing	Metals & Mining—1.3%	1,806,581
1,377,700	Tatts Group Ltd.	Hotels, Restaurants & Leisure—3.1%	4,246,835
1,825,400	Telstra Corp. Ltd.	Diversified Telecommunication Services—5.0%	6,903,559
928,700	Westfield Corp.	Real Estate Investment Trusts (REIT)—4.5%	6,276,036
365,000	Westpac Banking Corp. Ltd.	Banks—6.1%	8,440,601
265,400	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels—4.1%	5,681,149
109,100	Woolworths Ltd.	Food & Staples Retailing—1.4%	1,957,931
			116,975,445
UNITED KINGDOM—10.5%
432,900	BHP Billiton PLC—London Listing	Metals & Mining—4.7%	6,509,545
228,572	Rio Tinto PLC—London Listing	Metals & Mining—5.8%	7,948,662
			14,458,207
UNITED STATES—2.9%
675,900	ResMed, Inc.	Health Care—2.9%	4,024,227
	Total Long-Term Investments—97.9% (cost $142,222,132)		135,457,879

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2016

Shares	Description	Value (US$)

SHORT-TERM INVESTMENT—1.4%
UNITED STATES—1.4%
$1,980,446	State Street Institutional U.S. Government Money Market Fund (b)	$1,980,446
	Total Short-Term Investment—1.4% (cost $1,980,446)	1,980,446
	Total Investments—99.3% (cost $144,202,578) (c)	137,438,325

	Other Assets in Excess of Liabilities—0.7%	974,691
	Net Assets—100.0%	$138,413,016

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2016

Assets
Investments, at value (cost $142,222,132)	$135,457,879
Short-term investments, at value (cost $1,980,446)	1,980,446
Foreign currency, at value (cost $1,113,679)	1,116,737
Cash	2,824
Interest receivable	248
Other receivables	40,064
Prepaid expenses and other assets	45,371
Total assets	138,643,569

Liabilities
Investment manager fees payable (Note 3)	110,087
Investor relations fees payable (Note 3)	10,985
Administration fee payable (Note 3)	9,677
Accrued expenses	99,804
Total liabilities	230,553

Net Assets	$138,413,016

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$227,423
Paid-in capital in excess of par	129,173,074
Distributions in excess of net investment income	(2,867,230)
Accumulated net realized loss from investment transactions	(213,423)
Net unrealized appreciation on investments	12,417,507
Accumulated net realized foreign exchange gains	18,854,367
Net unrealized foreign exchange loss	(19,178,702)
Net Assets	$138,413,016
Net asset value per share based on 22,742,326 shares issued and outstanding	$6.09

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2016

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $48,872)	$5,676,204
Interest and other income	72,496
5,748,700

Expenses
Investment management fee (Note 3)	1,285,665
Director fees and expenses	245,667
Offering costs expense (Note 5)	175,128
Investor relations fees and expenses (Note 3)	146,678
Administration fee (Note 3)	112,647
Insurance expense	85,393
Reports to shareholders and proxy solicitation	81,069
Independent auditor fees and expenses	63,750
Custodian fees and expenses	30,039
Transfer agent fees and expenses	28,367
Legal fees and expenses	23,738
Miscellaneous	49,085
Total operating expenses before reimbursed/waived expenses	2,327,226
Less: Investor relations fee waiver (Note 3)	(14,128)
Net expenses	2,313,098

Net Investment Income	3,435,602

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(2,858,366)
Foreign currency transactions	258,731
(2,599,635)

Net change in unrealized appreciation/(depreciation) on:
Investments	3,520,175
Foreign currency translation	7,954,868
11,475,043
Net realized and unrealized gain from investments and foreign currency related transactions	8,875,408
Net Increase in Net Assets Resulting from Operations	$12,311,010

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$3,435,602	$4,860,098
Net realized gain/(loss) from investment transactions	(2,858,366)	1,287,123
Net realized gain/(loss) from foreign currency transactions	258,731	(466,628)
Net change in unrealized appreciation/(depreciation) on investments	3,520,175	(16,014,624)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	7,954,868	(18,208,628)
Net increase/(decrease) in net assets resulting from operations	12,311,010	(28,542,659)

Distributions to Shareholders from:
Net investment income	(3,551,190)	(6,159,911)
Net realized gains	(2,034,863)	(3,406,150)
Tax return of capital	(9,680,440)	(9,231,269)
Net decrease in net assets from distributions	(15,266,493)	(18,797,330)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 131,694 and 64,497 shares of common stock, respectively (Note 6)	(698,441)	(377,196)
Change in net assets from common stock transactions	(698,441)	(377,196)
Change in net assets resulting from operations	(3,653,924)	(47,717,185)

Net Assets:
Beginning of year	142,066,940	189,784,125
End of year (including distributions in excess of net investment income of ($2,867,230) and ($4,325,454), respectively)	$138,413,016	$142,066,940

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net asset value, beginning of year	$6.21	$8.27	$9.44	$9.98	$10.17
Net investment income	0.15	0.21	0.23	0.27	0.34
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.40	(1.45)	(0.48)	0.20	0.54
Total from investment operations	0.55	(1.24)	(0.25)	0.47	0.88
Distributions from:
Net investment income	(0.16)	(0.27)	(0.32)	(0.34)	(0.71)
Net realized gains	(0.09)	(0.15)	–	(0.43)	(0.37)
Tax return of capital	(0.42)	(0.40)	(0.60)	(0.24)	–
Total distributions	(0.67)	(0.82)	(0.92)	(1.01)	(1.08)
Impact of expenses in connection with the at-the-market stock offering (Note 5)	–	–	–	–	0.01
Impact from at-the-market stock offering (Note 5)	–	–	–	–	–
Net asset value, end of year	$6.09	$6.21	$8.27	$9.44	$9.98
Market value, end of year	$5.56	$5.57	$7.95	$10.71	$10.38

Total Investment Return Based on(b):
Market value	12.92%	(20.61% )	(17.52% )	13.33%	11.83%
Net asset value	10.94%	(14.91% )	(2.65% )	3.89% (c)	9.00% (c)

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$138,413	$142,067	$189,784	$213,103	$225,235
Average net assets (000 omitted)	$140,809	$166,905	$199,956	$220,475	$218,950
Net operating expenses, net of fee waivers	1.64% (d)	1.45%	1.48%	1.41%	1.33%
Net operating expenses, excluding fee waivers	1.65% (d)	1.45%	1.48%	1.41%	1.33%
Net investment income	2.44%	2.91%	2.68%	2.80%	3.46%
Portfolio turnover	15%	20%	13%	15%	21%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

October 31, 2016

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the Australian Stock Exchange Limited (“ASX”). Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, a “government money market fund” pursuant to Rule 2a-7 under the Investment Company of 1940, as amended, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective to maintain a $1.00 per share net asset value

(“NAV”), which is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$135,457,879	$–	$135,457,879
Short-Term Investment	1,980,446	–	–	1,980,446
Total	$1,980,446	$135,457,879	$–	$137,438,325

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. During the fiscal year ended October 31, 2016, there were no transfers between Levels 1, 2 or 3. For the fiscal year ended October 31, 2016, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the

Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

f. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

g. Repurchase Agreements

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC (collectively the “Advisers”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the fiscal year ended October 31, 2016, AAMAL earned $1,285,665 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the fiscal year ended October 31, 2016, AAMI earned $112,647 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2016, the Fund incurred investor relations fees of approximately $144,532 of which AAMI waived $14,128 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2016, were $20,461,903 and $32,021,989, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value common stock. As of October 31, 2016, there were 22,742,326 shares of common stock issued and outstanding.

In October 2013, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $130 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement is updated and certain performance conditions are met over a three year period. Shares would be offered through ATM offerings only when market conditions were considered favorable. Such shares would only be issued when the premium to net asset value was greater than the costs associated with the transaction. Any proceeds raised through ATM offering were used for investment purposes. In accordance with the terms of a sales agreement, the Fund was able to offer and sell up to 3,250,000 of its shares, par value $0.01 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. Any proceeds raised through ATM offerings were used for investment purposes. There were no shares sold respectively through the ATM offering for the fiscal year ended October 31, 2016 and fiscal year ended October 31, 2015. Offering costs were previously capitalized as a prepaid expense. Upon the expiration of the shelf registration statement, prepaid Offering Costs associated with this registration statement were expensed. These remaining Offering Costs are noted on the Statement of Operations.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2016 and fiscal year ended October 31, 2015, the Fund repurchased 131,694 and 64,497 shares, respectively, through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$128,812,458	$17,203,240	$(8,577,373)	$8,625,867

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 was as follows:

	October 31, 2016	October 31, 2015
Distributions paid from:
Ordinary Income	$3,551,190	$6,159,911
Net long-term capital gains	2,034,863	3,406,150
Tax return of capital	9,680,440	9,231,269
Total tax character of distributions	$15,266,493	$18,797,330

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–	*
Other currency gains	18,854,367
Other temporary differences	3,063
Unrealized appreciation/(depreciation) – securities	8,625,867	**
Unrealized appreciation/(depreciation) – currency	(18,470,778)
Total accumulated earnings/(losses) – net	$9,012,519

*	During the fiscal year ended October 31, 2016, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2016

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to passive foreign investment companies, security spinoff and distribution redesignations. These reclassifications have no effect on net assets or net asset values per share.

Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Foreign Exchange Loss	Accumulated Net Realized Gain from Investment Transaction
$1,573,812	$(6,821,966)	$5,248,154

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2016.

On December 9, 2016, the Fund announced that it will pay on January 11, 2017, a distribution of $0.16 per share to all shareholders of record as of December 30, 2016.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Australia Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Australia Equity Fund, Inc. (the “Fund”), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2016

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2016:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/12/2016	0.180000	0.024514	0.000000	0.155486	0.000000	0.155486	0.155486	0.155486
3/28/2016	0.170000	0.022478	0.147522	0.000000	0.000000	0.000000	0.000000	0.000000
6/27/2016	0.160000	0.021155	0.138845	0.000000	0.000000	0.000000	0.000000	0.000000
9/28/2016	0.160000	0.021155	0.138845	0.000000	0.000000	0.000000	0.000000	0.000000
TOTAL	0.670000	0.089302	0.425212	0.155486	0.000000	0.155486	0.155486	0.155486

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Management and Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Australia Equity Fund, Inc. (“IAF” or the “Fund”) held on September 7, 2016, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”). Collectively, the Investment Manager and the Investment Adviser are referred to herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser is an affiliate of the Investment Manager.

In considering whether to approve the renewal of the Fund’s Advisory Agreements, the Board reviews a variety of information provided by the Advisers relating to IAF, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, consisting solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Directors considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the applicable Fund by the Advisers. The Board considered, among other things, the Advisers’ investment experience. The Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the applicable Advisory Agreements.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. The Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•

whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, such as reputational and other indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2016

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Class II Director	Term expires 2017; Director since 2001	Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

Independent Directors

Neville J. Miles 142 Martins Lane Knockrow NSW 2010 Australia Year of Birth: 1946	Chairman of the Board; Class I Director	Term expires 2019; Director since 1996	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	25	None

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Class II Director	Term expires 2017; Director since 2008	Mr. Malone is, by profession, a solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of US company Rejuvenan llc (wellbeing services). He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014.	25	None

William J. Potter c/o Aberdeen Asset Management Inc., 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Class III Director	Term expires 2018; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2017; Director since 1999	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	25	None

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Moritz Sell c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2019; Director since 2004	Mr. Sell currently serves as a Principal at Edison Holdings GMBH (commercial real estate and venture capital) (since October 2015). In addition Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014). Mr. Sell was a director and market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class III Director	Term expires 2018; Director since 1985	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	25	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Greater China Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer and Vice President, Compliance	Since 2011	Currently, Director, Vice President and Head of Compliance – US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1955	Vice President	Since 2005	Currently, Investment Director, Equities-Asia (since 2011). Previously, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (1990 to 2005).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Vice President	Since 2008	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, from 1991 to 2014, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, from 2000 to 2014. He Was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen- managed investment trusts and funds’ boards.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** AberdeenAsset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Vice President	Since 2015	Currently, Co-Head of Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Lauderdale where he worked for six years as Chief Operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006.

Christian Pittard** Aberdeen Asset Managers Services Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Opportunities for Aberdeen Asset Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 9, 2016.
**	Messrs. Cotton, Gilbert, Goodson, Hendry, Keener and Pittard and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund, Inc., each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10 255 George Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. The NAV is the value of an entity's assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. "Aberdeen" is a U.S. registered service mark of Aberdeen Asset Management PLC.

IAF- ANNUAL

Item 2 – Code of Ethics.

(a)	As of October 31, 2016, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that John T. Sheehy, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sheehy as the Audit and Valuation Committee’s financial expert. Mr. Sheehy is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2016	$56,000	$0	$7,750	$0
October 31, 2015	$56,000	$0	$7,750	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, respectively, KPMG billed $819,022 and $188,495 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2016, the Audit and Valuation committee members were:

Neville J. Miles

Peter D. Sacks

Moritz Sell

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 9, 2017.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Currently member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Mark Daniels Investment Director – Equities Asia	Responsible for Australian equities portfolio management	Currently Investment Director – Equities Asia after having transferred from London in 2005. He has spent over 20 years at Aberdeen, much as a UK equity manager.

Michelle Lopez Senior Investment Manager	Responsible for Australian equities portfolio management	Currently Senior Investment Manager on the Australian equities desk. She joined Aberdeen in 2004 upon graduation.

Natalie Tam Senior Investment Manager	Responsible for Australian equities portfolio management	Currently Senior Investment Manager on the Australian equity desk. She joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst.

Robert Penaloza Head of Australian Equities	Oversees management of Australian equities portfolio management	Currently Head of Australian Equities. Joined Aberdeen in 1997 as an assistant investment manager on the Asia ex-Japan equity desk.

(a)(2) The information in the table below is as of October 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	22	$11,772.89	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	17	$4,262.35
Mark Daniels	Registered Investment Companies	9	$1,266.17	0	$0
	Pooled Investment Vehicles	54	$21,685.03	2	$337.30
	Other Accounts	68	$16,196.16	13	$3,239.70
Michelle Lopez	Registered Investment Companies	9	$1,266.17	0	$0
	Pooled Investment Vehicles	54	$21,685.03	2	$337.30
	Other Accounts	68	$16,196.16	13	$3,239.70
Natalie Tam	Registered Investment Companies	9	$1,266.17	0	$0
	Pooled Investment Vehicles	54	$21,685.03	2	$337.30
	Other Accounts	68	$16,196.16	13	$3,239.70
Robert Penaloza	Registered Investment Companies	9	$1,266.17	0	$0
	Pooled Investment Vehicles	54	$21,685.03	2	$337.30
	Other Accounts	68	$16,196.16	13	$3,239.70

Total assets are as of October 31, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.22.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2016
Hugh Young	$1 - 10,000
Mark Daniels	$0
Michelle Lopez	$0
Natalie Tam	$0
Robert Penaloza	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2015 through November 30, 2015	11,900	$5.35	11,900	2,286,212
December 1, 2015 through December 31, 2015	22,799	$5.34	22,799	2,263,413
January 1, 2016 through January 31, 2016	29,000	$4.96	29,000	2,234,413
February 1, 2016 through February 29, 2016	16,316	$4.89	16,316	2,218,097
March 1, 2016 through March 31, 2016	9,200	$5.45	9,200	2,208,897
April 1, 2016 through April 30, 2016	16,000	$5.55	16,000	2,192,897
May 1, 2016 through May 31, 2016	10,000	$5.58	10,000	2,182,897
June 1, 2016 through June 30, 2016	None	None	None	2,182,897
July 1, 2016 through July 31, 2016	2,930	$5.50	2,930	2,179,967
August 1, 2016 through August 31, 2016	2,500	$5.85	2,500	2,177,467
September 1, 2016 through September 30, 2016	5,000	$5.49	5,000	2,172,467
October 1, 2016 through October 31, 2016	6,049	$5.58	6,049	2,166,418
Total	131,694	$5.28	131,694	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as
Exhibits 12(c)(1), as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

BY:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Australia Equity Fund, Inc.

Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Australia Equity Fund, Inc.

Date: January 9, 2017

BY:	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer of Aberdeen Australia Equity Fund, Inc.

Date: January 9, 2017

EXHIBIT LIST

12(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c) – Distribution notice to stockholders

12(d) – Registrant’s Proxy Voting Policies

12(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies